                               AMENDMENT NO. 1 TO

                                    EXHIBIT A

                     OF THE INVESTMENT MANAGEMENT AGREEMENT

         THIS EXHIBIT to the Investment Management Agreement dated December 15, 1999 (the "Agreement") between DELAWARE GROUP PREMIUM FUND and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the "Investment Manager"), amended as of the 21st day of August, 2000 to add Technology and Innovation Series, lists the Series for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Series and the date on which the Agreement became effective for each Series.

---------------------------------------- -------------------------------------- --------------------------------------
              Series Name                           Effective Date                     Management Fee Schedule
                                                                                         (as a percentage of
                                                                                      average daily net assets)
                                                                                             Annual Rate
---------------------------------------- -------------------------------------- --------------------------------------
Balanced Series                          December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
(formerly Delaware Balanced Series and                                          0.55% on next $500 million
Delaware Series)                                                                0.50% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
Capital Reserves Series                  December 15, 1999                      0.50% on first $500 million
                                                                                0.475% on next $500 million
                                                                                0.45% on next $500 million
                                                                                0.425% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Cash Reserve Series                      December 15, 1999                      0.45% on first $500 million
                                                                                0.40% on next $500 million
                                                                                0.35% on next $500 million
                                                                                0.30% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
Convertible Securities Series            December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
Devon Series                             December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
                                                                                0.55% on next $500 million
                                                                                0.50% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------
              Series Name                           Effective Date                     Management Fee Schedule
                                                                                         (as a percentage of
                                                                                      average daily net assets)
                                                                                             Annual Rate
---------------------------------------- -------------------------------------- --------------------------------------
Growth and Income Series                 December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
(formerly Decatur Total Return Series)                                          0.55% on next $500 million
                                                                                0.50% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
Growth Opportunities Series              December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
(formerly DelCap Series)                                                        0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
High Yield Series                        December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
(formerly Delchester Series)                                                    0.55% on next $500 million
                                                                                0.50% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
REIT Series                              December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Select Growth Series                     December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
(formerly Aggressive Growth Series)                                             0.65% on next $1,500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
Small Cap Value Series                   December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Social Awareness Series                  December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Strategic Income Series                  December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
                                                                                0.55% on next $500 million
                                                                                0.50% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------
              Series Name                           Effective Date                     Management Fee Schedule
                                                                                         (as a percentage of
                                                                                      average daily net assets)
                                                                                             Annual Rate
---------------------------------------- -------------------------------------- --------------------------------------
Technology and Innovation Series         August 21, 2000                        0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Trend Series                             December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
U.S. Growth Series                       December 15, 1999                      0.65% on the first $500 million
                                                                                0.60% on the next $500 million
                                                                                0.55% on the next $1,500 million
                                                                                0.50% on assets in excess of $2,500
                                                                                million

---------------------------------------- -------------------------------------- --------------------------------------


DELAWARE MANAGEMENT COMPANY,                DELAWARE GROUP PREMIUM FUND
a series of Delaware Management
 Business Trust



By:  /s/  David K. Downes                   By:    /s/  David K. Downes
   ---------------------------------           ---------------------------------
Name:    David K. Downes                    Name:  David K. Downes
Title:   President                          Title: President and Chief Executive
                                                   Officer



Attest:  /s/  David P. O'Connor             Attest: /s/  David P. O'Connor
       -----------------------------               -----------------------------


Name:      David P. O'Connor                 Name:      David P. O'Connor
     -------------------------------             -------------------------------
Title: Vice President/Asst. Secretary     Title: Vice President/Asst. Secretary
      ------------------------------             -------------------------------